SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2004

EPOCH BIOSCIENCES, INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22170	91-1311592

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21720 23rd Drive S.E., Suite 150, Bothell, Washington	98021

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 482-5555

(Former name or former address, if changed, since last report.)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3

     Item 5. Other Events and Regulation FD Disclosure.

     On February 23, 2004, Epoch Biosciences, Inc. (the “Company”) consummated the issuance of 2,470,000 newly-issued shares of the Company’s common stock, and warrants to purchase 741,000 newly-issued shares of the Company’s common stock, to a small number of institutional investors (“Investors”), resulting in approximately $6.2 million in gross proceeds to the Company, prior to legal and placement agent fees and the exercise of the warrants.

     Investors received a warrant to purchase 0.3 shares share of common stock for each share of common stock purchased. The effective price in the private placement was therefor $2.50 for each unit, consisting of one share of common stock and a warrant to purchase 0.3 shares share of common stock. The warrants have an exercise period of five-years and an exercise price of $3.89 per share.

     None of the shares of common stock, the warrants sold to the investors, nor the shares of common stock to be issued upon exercise of the warrants have been registered under the Securities Act of 1933. Accordingly, these shares and warrants may not be offered or re-sold in the United States, except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act. The Company has agreed to file a registration statement covering resale by the investors of these shares and shares of common stock issuable upon exercise of the warrants.

     This announcement shall not constitute an offer to sell or the solicitation of an offer to buy the common stock, warrants or common stock issuable upon exercise of the warrants. Reedland Capital Partners acted as the Company’s placement agent with respect to the transaction and received a fee equal to 5.5% of the gross proceeds, and received a warrant to purchase 75,000 shares of the Company’s common stock, carrying the same terms as the warrants received by the investors. Any opportunity to participate in the private placement was available to a very limited group of institutional and other accredited investors.

     The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to the form of Securities Purchase Agreement, which is attached hereto substantially in the form of Exhibit 4.1 and incorporated herein by reference, the form of Registration Rights Agreement, which is attached hereto substantially in the form of Exhibit 4.2 and incorporated herein by reference, and the form of Warrant, which is attached hereto substantially in the form of Exhibit 4.3 and incorporated herein by reference.

     Item 7. Exhibits

(c)	Exhibits.

Exhibit
Number

4.1	Securities Purchase Agreement, dated February 23, 2004, by and among Epoch Biosciences, Inc. and the investors a party thereto.

4.2	Registration Rights Agreement, dated February 23, 2004, by and among Epoch Biosciences, Inc. and the investors a party thereto.

4.3	Form of Warrant issued pursuant to the Securities Purchase Agreement, dated February 23, 2004, by and among Epoch Biosciences, Inc. and the investors a party thereto.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EPOCH BIOSCIENCES, INC.

Date: February 25, 2004	By:	/s/ Bert W. Hogue

Bert W. Hogue
Vice President and
Chief Financial Officer

EXHIBIT INDEX

     The following exhibits are attached hereto and incorporated herein by reference:

Exhibit
Number

4.1	Securities Purchase Agreement, dated February 23, 2004, by and among Epoch Biosciences, Inc. and the investors a party thereto.

4.2	Registration Rights Agreement, dated February 23, 2004, by and among Epoch Biosciences, Inc. and the investors a party thereto.

4.3	Form of Warrant issued pursuant to the Securities Purchase Agreement, dated February 23, 2004, by and among Epoch Biosciences, Inc. and the investors a party thereto.